UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2025

DEEP GREEN WASTE & RECYCLING, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-56190	30-1035174
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3524 Central Pike, Suite 310, Hermitage, TN 37076

(833) 304-7336

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On December 30, 2024, Deep Green Waste & Recycling, Inc. (the “Company”) dismissed Michael T. Studer CPA P.C. (“MTS CPA”) as the Company’s independent registered public accounting firm. The dismissal was approved by the Company’s Board of Directors and became effective on January 2, 2025.

Subsequent to the dismissal and prior to the filing of this amended Current Report on Form 8-K, the Public Company Accounting Oversight Board (“PCAOB”) issued an order revoking the registration of MTS CPA. A copy of the PCAOB’s order can be found on its website under order number 105-2025-022-Studer. As a result of the PCAOB action, Financial statements audited by MTS CPA and issued after the PCAOB revocation date will be labeled as “unaudited”.

MTS CPA’s reports on the Company’s financial statements for the fiscal years ended December 31, 2023, and December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2023, and December 31, 2022, and the subsequent interim period through December 30, 2024, (i) there were no disagreements with MTS CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MTS CPA, would have caused MTS CPA to make reference to the subject matter of the disagreement in connection with its reports on the financial statements, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company requested that MTS CPA furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of such letter, dated July 29, 2025, is filed as Exhibit 16.1 to this amended Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

Effective January 2, 2025, the Company engaged HHL LLP (“HHL”) as its new independent registered public accounting firm. The engagement was approved by the Company’s Board of Directors.

During the Company’s two most recent fiscal years ended December 31, 2023, and December 31, 2022, and the subsequent interim period through December 30, 2024, neither the Company nor anyone acting on its behalf consulted with HHL regarding (i) the application of accounting principles to any specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Former Auditor
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEEP GREEN WASTE & RECYCLING, INC.

Date: August 15, 2025	By:	/s/ Bill Edmonds
Bill Edmonds
Chief Executive Officer